UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 11, 2008

Lehman Brothers Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9466	13-3216325
(Commission File Number)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 526-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of CertainOfficers; Compensatory Arrangements of Certain Officers

Lehman Brothers Holdings Inc. may, from time to time in the future, grant various awards to its Directors under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended. Forms of award grant agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 9.01          Financial Statements and Exhibits

(d)        Exhibits.

10.1      Form of Agreement evidencing a grant of Restricted Stock Units to Directors under the Lehman

             Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.

10.2      Form of Agreement evidencing a grant of Nonqualified Stock Options to Directors under the Lehman

             Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: April 11, 2008	By: /s/ James J. Killerlane III

Name: James J. Killerlane III
Title: Vice President and Assistant Secretary

EXHIBIT INDEX

10.1	Form of Agreement evidencing a grant of Restricted Stock Units to Directors under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.
10.2	Form of Agreement evidencing a grant of Nonqualified Stock Options to Directors under the Lehman Brothers Holdings Inc. 2005 Stock Incentive Plan, as amended.